UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)    March 21, 2001
                                                           --------------


                             COLONIAL HOLDINGS, INC.
                    -------------------------------------------
             (Exact name of registrant as specified in its charter)


        VIRGINIA                    333-18295                 54-1826807
     ---------------             ---------------          -----------------
(State  or other jurisdiction      (Commission               (IRS Employer
    of  incorporation)             File  Number)          Identification  No.)


             10515 Colonial Downs Parkway, New Kent, Virginia  23124
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code   (804) 966-7223
                                                            --------------


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ITEM  5.    OTHER  EVENTS

     On March 21, 2001 the registrant issued the press release attached hereto as Exhibit A reporting that William J. Koslo, Jr., one of registrant's six members of its Board of Directors, had resigned his position as Director with registrant effective March 14, 2001 due to demands from his other commitments.

     In that same press release, the registrant also announced that Stephen Peskoff has been appointed to fill the position of Director which was vacated by William J. Koslo, Jr. Additionally, Stephen Peskoff was appointed to serve as the Chairman of the recently constituted Independent Committee of the registrant's Board of Directors which is charged with the task of considering the registrant's alternatives in light of the merger proposal received from entities affiliated with Mr. Jeffrey P. Jacobs, the Chairman and Chief Executive Officer of the registrant, and reviewing and analyzing such proposal.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                         COLONIAL  HOLDINGS,  INC.


March  21,  2001                         /s/  Ian  M.  Stewart
----------------                         ---------------------
Date                                     Ian  M.  Stewart,  President


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                                  EXHIBIT INDEX


Exhibit
 Number           Description
-------           -----------

99.1              Press Release, dated March 21, 2001


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